Exhibit 99.2

1 Bridging Critical Gaps in Anticoagulation Therapeutics Cadrenal Therapeutics, Inc. Nasdaq: CVKD September 2025 Confidential

2 Forward - looking Statements This document contains forward - looking statements . In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing . We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us . Such forward - looking statements relate to future events or our future performance, including : our financial performance and projections ; our growth in revenue and earnings ; and our business prospects and opportunities . You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms . In evaluating these forward - looking statements, you should consider various factors, including : our ability to successfully develop and commercialize product candidates, our ability to raise capital when needed, and the competitive environment of our business . These and other factors may cause our actual results to differ materially from any forward - looking statement, including those risk factors disclosed in our Annual Report on Form 10 - K for the year ended December 31 , 2024 , filed with the Securities and Exchange Commission on March 13 , 2025 , and our Quarterly Reports for the periods ended March 31 , 2025 , and June 30 , 2025 . Forward - looking statements are only predictions . The forward - looking events discussed in this document and other statements made from time to time by us or our representatives may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us . We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document, and other statements made from time to time by us or our representatives might not occur .

Cadrenal Therapeutics – Overview

Problem	• Treatment gaps exist in the growing $38 billion global anticoagulant market • Too little anticoagulation → Thrombosis (clotting); Too much anticoagulation → Bleeding
Solutions	• Bridge gaps by developing novel and differentiated blood thinners • **Tecarfarin**: an oral Vitamin K antagonist with a proven MoA – same as warfarin • **Frunexian:** a parenteral (intravenous) FXIa inhibitor ← **Recent Acquisition**
Differentiation	• Develop drugs that improve anticoagulation predictability and control • **Tecarfarin** – Completely different – *and desirable* - metabolic pathway than warfarin • **Frunexian** – Only parenteral FXIa with *fast-on / fast-off* profile for acute care use
Market Opportunity	• Focus on orphan and high-risk CV populations • **$2B+** peak annual revenue potential from portfolio*
Development Plans	**Recent Developments** • **Tecarfarin: ESKD+AF** – Plan to initiate Ph2 study (FPI 1Q26) in ESKD patients transitioning to dialysis • **Frunexian** – Advance CMC in preparation for Phase 2 commencing late 2026 • **Tecarfarin: LVAD** – Plan to initiate Ph2 study (FPI 2H26) in LVAD patients

CADRENAL THERAPEUTICS

CKD: Chronic kidney disease
LVAD: Left ventricular assist device
*Based on management's analysis of market research and external data

3

4 A Multi - Billion - Dollar U.S. Opportunity Addressing gaps in the $2B orphan and high - risk cardiovascular segment Atrial Fibrillation Venous Thromboembolism Orphan & High - Risk CV Conditions • 145K ESKD+AFib patients  No clinically proven OAC • 15K LVAD patients  No FDA - approved OAC • 500K MHV patients  DOACs contra - indicated • Acute care in complex clinical settings $18B ROW $20B USA $2B $6B $12B $38B Global OAC Market Value ($Billions) $20B U.S. Market Tecarfarin has Orphan Drug and Fast - Track Designations • ESKD+AFib: ODD and Fast - Track Designations • LVAD: ODD Based on management’s analysis of market research and external data

Warfarin Limitations & Gaps • Bleeding • Monitoring/Adjustment • Metabolism • DDIs • Dietary issues DOAC Limitations & Gaps • Bleeding • No monitoring • Not adjusted • Reversibility • Failure in MHV • Continued role for VKAs Evolution of Anticoagulant Therapy Including limitations and gaps of available treatments 1941 Dicoumarol 1954 Warfarin (Coumadin) 2012 Apixaban ( Eliquis ) 2010 Dabigatran ( Pradaxa ) 2011 Rivaroxaban ( Xarelto ) 1985 LMWH 1990 Argatroban 5 2000 Bivalirudin 1939 Heparin Heparin Limitations & Gaps • Bleeding • Infusion/Adjustment • HIT/HITTS • Thrombocytopenia • Platelet activation • Protamine reversal New Agent Limitations & Gaps • Bleeding • No monitoring • Not adjusted • Lack of reversibility Oral Parenteral 2020 2010 2000 1990 1980 1970 1960 1950 1940

Purpose Prevent pathological clot formation Too little Too much Greater Risk of Bleeding Greater Risk of Thrombosis (Clotting) Therapeutic range MI Stroke VTE Vascular occlusion Death Consequences of POOR control Clotting events result in adverse outcomes, with substantial costs Poorly Controlled Anticoagulation – A Two - Edged Sword Bleeding events lead to worse outcomes, require additional healthcare resources, and come with significant costs 6

Tecarfarin - Addressing Treatment Gaps with Warfarin

	Warfarin	Tecarfarin
MoA	• VKA; Hepatic CYP450 metabolism	• VKA; Esterase metabolism
Target Considerations	• Genetic variability in enzyme levels	• Widely distributed, not restricted to the liver • No variability due to CYP2C9 polymorphisms
DDIs	• Frequent drug interactions	• Avoids common drug interactions
Safety	• Frequent monitoring and adjustment • Poor hepatic and renal function	• Fewer dose adjustments • Levels not affected by renal impairment • Potential for less bleeding

More reliable anticoagulation addressing specific issues in key at-risk populations

- End-stage Kidney Disease + Atrial Fibrillation
- Advanced heart failure and an implanted LVAD

CADRENAL THERAPEUTICS

7

Tecarfarin - Metabolic Advantage

Metabolized via an alternate pathway - abundant and essentially insatiable

Avoids CYP450 bottlenecks of warfarin

7 Different CYP450 Isoenzymes involved in Warfarin Metabolism!


Drug interactions
Genetic variations
Warfarin
CYP450
R-Warfarin
S-Warfarin
CYP1A1
CYP3A4
CYP1A1
CYP2C9
CYP2C9
CYP2C9
CYP2C9
~30%
of population
CYP2C9 genetic variations
CYP1A2
CYP1A2
CYP2C18
CYP2C19
CYP2C8
8-hydroxywarfarin
6-hydroxywarfarin
10-hydroxywarfarin
7-hydroxywarfarin
4-hydroxywarfarin
7-hydroxywarfarin
6-hydroxywarfarin
dehydroxywarfarin
ABCB1
Elimination via bile
Elimination via kidney


Tecarfarin
Human Carboxylesterase 2 (CES2)
Tecarfarin
CES2
Although genetic variation in CES2 has been identified, there are no reports of clinically meaningful impact
Elimination via bile

CADRENAL THERAPEUTICS

8

Developing Novel Drugs that Bridge Gaps in Anticoagulant Rx Tecarfarin A novel VKA • Addresses important limitations of warfarin • Predictable metabolism, fewer interactions • Suitable for patients with complex medication regimens • Positive safety and efficacy data • Consistent anticoagulation control • Levels not affected in patients with poor kidney function • Fills critical gaps unaddressed by DOACs Frunexian Acute parenteral FXIa inhibitor • Potent (> 95%) XIa inhibition • Effective blockade of contact activation • Predictable PK/PD • Parenteral administration • Rapid onset, short half - life • Phase 2 ready 9

Pipeline and Current Programs Development Phase Program Target Indications Regulatory Strategy/Status Discovery Preclinical Phase I Phase II Phase III Tecarfarin (VKA - Oral) End - stage Kidney Disease (ESKD) with AFib • FDA Orphan Drug Designation Granted • FDA Fast Track Designation granted • Phase 2/3 ready Left Ventricular Assist Devices (LVADs) • FDA Orphan Drug Designation Granted • Collaboration with Abbott • Phase 2/3 ready Frunexian (FXIa – IV) Complex Cardiac Surgery • Phase 2 ready 11 clinical studies > 1,000 pts treated 2 Phase 1 studies 80 pts treated 10

11 Tecarf

EMBRACE-AC Phase 2/3 Study

Tecarfarin vs. Warfarin in Patients Requiring Chronic Anticoagulation

Trial Design

- Multi-center, randomized, double-blind - Tecarfarin vs. warfarin
- 607 patients with indications for chronic anticoagulation.
- Dosing of all study drugs centrally managed.
  - **Primary endpoint** - % time INR in the therapeutic range - TTR (interpolated)
  - **Secondary Endpoint** – % observed INR measurements in the therapeutic range

Efficacy

- A stable tecarfarin dose attained in 94.5 % of tecarfarin patients
- The mean % TTR with tecarfarin numerically, but not significantly, higher than with optimally managed warfarin
  - 72.3% tecarfarin vs 71.5% warfarin
- Nearly all subgroups favored tecarfarin for both % TTR and % observed INR values
- Additional impact of concomitant CYP2C9 inducers/inhibitors and CYP2C9 genotype

Safety

- Tecarfarin well tolerated
  - Only 1.6% of the tecarfarin subjects had major bleeding
  - **No** thrombotic events.

Tecarfarin more effective than optimally managed warfarin in certain sub-groups

- Well-tolerated
- Low incidence of major bleeding
- No thrombotic events

Opportunity to **improve** reliability in situations requiring tighter control

Whitlock RP *et al.* ***Thromb Haemost*** 2016; 116(02): 241-250
DOI: 10.1160/TH15-11-0910

CADRENAL THERAPEUTICS
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13 Tecarfarin Maintains Consistent Exposure in Stage 4 CKD Trial Tecarfarin exposure remains stable while warfarin levels significantly increase Higher levels + longer half life = Higher bleeding risk 44 15 50 45 40 35 30 25 20 15 10 5 0 Percent Increase 20 - 8 - 10 - 5 0 5 10 15 20 25 Percent Increase/Decrease Percent Increase in Drug Exposure for CKD Subjects vs Healthy Subjects Warfarin vs Tecarfarin (n =23) Albrecht D et al . Thromb Haemost. 2017;117(11):2026 - 2033. doi:10.1160/TH16 - 10 - 0815 AUC t 1/2 Warfarin Tecarfarin Warfarin Tecarfarin

Tecarfarin Anticoagulation During Transition to Dialysis Phase 2 Study

Patients transitioning to dialysis with indications for anticoagulant Rx (including AFib)

n = 25-30

Maintenance
Plus
Urgent/Acute



Tecarfarin Rx
5-6 months
3-4 weeks
16-20 weeks
Stabilization
Monitoring
Enroll
Study End

Primary endpoint
Safety

Secondary Endpoints
TTR after stabilization
Time to stabilize
% time high
% time low
Bleeding events
Dose adjustments
Thrombotic events

- Single arm
- Open label, not randomized
- 2 Strata – maintenance, urgent/acute
- 4-5 clinical centers (US)

Est. Cost $3.5M

De-risk planned future registration study ▶ **Optimize coagulation and study management** ▶ **Fewer patients, less time and cost, higher probability of success**

CADRENAL THERAPEUTICS
14

15 Frunexian Program

16 Addressing Additional Treatment Gaps with Factor XIa Inhibition In pathological thrombosis FXI plays a fundamental role In hemostasis FXI plays a minor role Greco A et al Circulation . 2023;147:897 – 913. DOI: 10.1161/CIRCULATIONAHA.122.062353 Factor XIa inhibition presents an opportunity to prevent thrombosis without increasing the risk of bleeding Thrombosis (pathological thrombus formation) Hemostasis (preventing bleeding in response to an injury

Frunexian : First & Only IV for Acute Care Periprocedural Usage

	Asset	MoA	Half-Life	Indications
Acute	**Frunexian** *Cadrenal*	Small molecule (IV)	Short (minutes)	• Complex Cardiac Surgery (CABG) (Ph 2)
Chronic	**Milvexian** *BMS/JNJ*	Small-molecule (Oral)	Moderate (hours)	• Acute Coronary Syndrome (Ph 3) • Atrial Fibrillation (Ph 3) • Secondary Stroke Prevention (Ph 3)
	Asundexian *Bayer*	Small-molecule (Oral)	Moderate (hours)	• Secondary Stroke Prevention (Ph 3) • Note: Afib trial (OCEANIC) terminated
	SHR2285 *Hengrui Pharm.*	Small-molecule (Oral)	Moderate (hours)	• VTE Prevention in Total Knee Replacement (Ph 2)
	Abelacimab *NVS*	Antibody (SC / IV)	Long (days)	• Atrial Fibrillation (Ph 3) • Cancer Associated VTE (Ph 3)
	Osocimab *Bayer*	Antibody (IV)	Long (days)	• Thrombosis Prevention in TKR (Ph 2) • Chronic Kidney Disease (Ph 2)
	Xisomab 3G3 *Bayer*	Antibody (IV)	Moderate (hours)	• Cancer Associated Thrombosis (Ph 3) • Chronic Hemodialysis in ESKD (Ph 2)
	Mk-2060 *Merck*	Antibody (IV)	N/A	• Vascular access graft patency in ESKD (Ph 2)
	Fesomersen *Ionis*	Antisense Oligonucleotide (SC)	Long (days)	• ESKD (Ph 2)

CADRENAL THERAPEUTICS

17

FXIa Inhibitors In the News □ $4B+ in recent strategic investments in next generation FXI inhibitors □ Major investments in CV programs and FXI assets led by big pharma □ Leading life science funds pursuing FXI inhibitors □ Validates frunexian FXI acquisition and strategy to bridge therapeutic gaps in $38B global anticoagulation market 18

Frunexian Phase I Data – Well - Tolerated with Attractive PK/PD Attractive PK for Critical Care Setting EP - 7041 Plasma Concentration (ng/mL) 0 500 1000 1500 2000 2500 3000 Cohort 7: 0.01 mg/kg/hr Cohort 8: 0.03 mg/kg/hr Cohort 9: 0.1 mg/kg/hr Cohort 10: 0.3 mg/kg/hr Cohort 11: 0.6 mg/kg/hr C ss : 1035 C ss : 300 C ss : 98 ss C : 38 C ss : 2062 0 20 40 100 120 140 160 60 80 Time (hr) Rapid On Rapid Off PD Supportive of Clinically Effective Ranges aPTT and PT Ratio: Relative to Baseline 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Cohort 9: aPTT Cohort 10: aPTT Cohort 11: aPTT Cohort 9: PT Cohort 10: PT Cohort 11: PT 0 20 40 100 120 140 160 60 80 Time (hr) Rapid On Rapid Off Two completed Phase I SAD/MAD studies in healthy volunteers • Well - tolerated at doses up to 2.25 mg/kg/h • No SAEs 19 • Both PK and PD (aPTT) dose - related and predictable in both studies • Steady - state plasma levels of the drug rapidly achieved and rapidly decreased at cessation • Therapeutic inhibition (aPTT) rapidly achieved without affecting the extrinsic pathway (PT) even at maximal doses • With continuous infusions steady - state inhibition maintained • Consistent, reliable, dose - dependent inhibition of plasma FXIa activity

20 Development Plan & Investment Highlights

Near-Term Clinical Development Plans



2025
2026
2027
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Tecarfarin ESKD + AFib
Dialysis Transition Study (**Open-Label**)
Present
Publish
FPI
Enrollment
Follow-up
Registration Study ESKD + AFib
FPI
Enrollment
Tecarfarin LVAD
LVAD Study (**Open-Label**)
Present
FPI
Enrollment
Follow-up
Frunexian Complex Cardiac Surgery
CMC Development – Lyophilized Formulation
Phase 2 Dose Confirmation
FPI
Enrollment

Key Milestones
- FDA Interactions – Phase 2 and Registration studies
- Tecarfarin Phase 2 first patient in (FPI): ESKD+AFib (1Q26); LVAD (4Q26)
- Frunexian FPI: Complex cardiac surgery (1Q27)
- Ongoing data readouts (open label)

CADRENAL THERAPEUTICS

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An opportunity to invest ahead of value - inflecting events Opportunity Path Forward Differentiation Unmet Need Tecarfarin • Targeted populations where DOACs are contra - indicated, unapproved, or not recommended • Continuing need for better VKA • Premium pricing • Extensive safety data (N=1,000+ dosed) • Phase 2 study in patients transitioning to dialysis • Abbott collaboration for LVAD program • Phase 2 study in LVAD patients • Only VKA in late - stage development worldwide • Orphan designation in ESKD+AFib and LVAD • Not metabolized by CYP450 • Not affected by renal impairment ; • Poor warfarin control • Thrombosis • Bleeding • DOAC limitations • Genetic variants impacting warfarin metabolism • Drug - drug interactions with warfarin Frunexian • Treatment gaps with unfractionated heparin • Phase 2 dosing in preparation for Phase 3 program in complex cardiac surgery • Fast - on / fast - off potent, dose - proportionate parenteral FXIa inhibition • Only acute - care parenteral FXIa inhibitor in development $2 Billion+ U.S. Market Opportunity 22 Key Investment Highlights

Financials, Capitalization & Insider Alignment Cap Table $5.6 million Cash (at 6/30/2025) NONE Debt 2,046,854 Common Shares Outstanding (at 8/22/2025) 615,940 Warrants – Investors (avg. $17.82) 433,001 Stock Options Outstanding (avg. $17.48) Market Capitalization $26 million As of 8/22/2025 Insider Ownership (Common Stock) 25% Insider Ownership as Percent of Shares Outstanding 2025 Financial Results – Six Months Ended June 30 $6.5 million Operating Expenses (excluding non - cash items) $7.7 million Cash used in operating activities 23

Experienced Leadership Across clinical to commercial drug development John R. Murphy Board Member Steven Zelenkofske, DO Board Member Glynn Wilson, PhD Board Member Quang X. Pham CEO & Founder, Chairman Matthew Szot, CPA Chief Financial Officer Jeff Cole Chief Operating Officer James Ferguson, MD, FACC, FAHA Chief Medical Officer 24

Scientific Advisors Leaders in cardiovascular innovation Mandeep, Mehra MD, MSc, FRCP Medical Director of the Brigham Heart and Vascular Center, William Harvey Distinguished Chair in Advanced Cardiovascular Medicine Richard Whitlock, MD Cardiac Surgeon and Professor of Surgery, McMaster University Medical Center Investigator, Population Health Research Institute Michael Lincoff, MD Vice Chairman, Dept. of Cardiovascular Medicine, Cleveland Clinic Director of Clinical Research, Lerner Research Institute Elaine M. Hylek, MD, MPH Professor of Medicine, Boston University School of Medicine Director of the Thrombosis and Anticoagulation Service at Boston Medical Center (BMC) Wolfgang C. Winkelmayer, MD, MPH Chief, Section of Nephrology, Professor of Medicine, Baylor University Director, Selzman Institute for Kidney Health C. Michael Gibson, MD Professor of Medicine, Harvard Medical School Interventional Cardiologist, Beth Israel Deaconess Medical Center President & CEO, Baim Institute for Clinical Research Christopher Granger, MD Professor of Medicine in the Division of Cardiology, Duke University Member, Duke Clinical Research Institute (DCRI) Sean Pokorney, MD, MBA Electrophysiologist and Assistant Professor of Medicine, Duke University 25

Quang X. Pham CEO & Founder quang.pham@cadrenal.com Matthew Szot CFO matthew.szot@cadrenal.com 26 Contact Us: